                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute and appoint Robert N. Hickey, David M. Leahy and David C. Mahaffey, each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign for me and in my name and in my capacity as an officer or Trustee of Met Investors Series Trust, any and all Registration Statements on Form N-1A and N-14 of Met Investors Series Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection thereunder with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

         WITNESS my hand as of the 20th day of April, 2008.

                                         /s/ Robert Boulware
                                         --------------------------------
                                           Robert Boulware

                                POWER OF ATTORNEY

     I, the undersigned,  hereby constitute and appoint Robert N. Hickey,  David
M. Leahy and David C. Mahaffey, each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign for me and in my name and in my capacity as an officer or Trustee of Met Investors Series Trust, any and all Registration Statements on Form N-1A and N-14 of Met Investors Series Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection thereunder with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

         WITNESS my hand as of the 20th day of April, 2008.

                                           /s/ Susan C. Gause
                                           --------------------------------
                                             Susan C. Gause